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                                                                    EXHIBIT 23.1

We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the Prospectus.

San Francisco, California                              /s/ KPMG Peat Marwick LLP

July 11, 1996